UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street Suite 500 Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on December 17, 2024, Cara Therapeutics, Inc., a Delaware corporation (“Cara”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Tvardi Therapeutics, Inc., a Delaware corporation (“Tvardi”), a clinical-stage biopharmaceutical company focused on the development of novel, oral, small molecule therapies targeting STAT3 to treat fibrosis-driven diseases with significant unmet need, and CT Convergence Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Cara (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub will be merged with and into Tvardi, with Tvardi surviving as a wholly-owned subsidiary of Cara (the “Merger”).

This Current Report on Form 8-K (this “Form 8-K”) is being filed to update and supplement the proxy statement/prospectus (the “proxy statement/prospectus”) (1) included in the Registration Statement on Form S-4, as amended (File No. 333-283900) (the “Registration Statement”), initially filed by Cara with the Securities and Exchange Commission (the “SEC”) on December 18, 2024 and declared effective by the SEC on February 14, 2025, (2) filed by Cara with the SEC as a prospectus on February 14, 2025, and (3) first mailed to Cara’s stockholders on February 14, 2025. Terms used in this Form 8-K, but not otherwise defined, shall have the respective meanings ascribed to such terms in the proxy statement/prospectus.

Following the announcement of the Merger Agreement and as of the date of this Form 8-K, thirteen demands regarding the disclosures in the Registration Statement and the Merger were received by Cara. Additionally, two lawsuits have been filed by two purported Cara stockholders requesting additional information for inclusion in the Registration Statement. The complaints assert claims against Cara and its Board of Directors, and along with the demands, allege that the Registration Statement contains materially false and misleading statements.

Cara and the other named defendants deny that they have violated any laws or breached any duties to stockholders of Cara, and they believe that no supplemental disclosure is required to the proxy statement/prospectus under any applicable law, rule or regulation. Nevertheless, solely to eliminate the burden and expense of litigation and to avoid any possible disruption to the Merger that could result from such litigation, Cara is providing certain supplemental disclosures set forth in this Form 8-K. The supplemental information contained in this Form 8-K should be read in conjunction with the proxy statement/prospectus, which Cara urges you to read in its entirety. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the extent that information in this Form 8-K differs from, or updates information contained in, the proxy statement/prospectus, the information in this Form 8-K shall supersede or supplement the information in the proxy statement/prospectus. The information contained in this Form 8-K speaks only as of the date of this Form 8-K, unless the information specifically indicates that another date applies. Except as otherwise described in this Form 8-K or the documents referred to, contained in or incorporated by reference in this Form 8-K, the proxy statement/prospectus, the annexes to the proxy statement/prospectus and the documents referred to or contained in the proxy statement/prospectus are not otherwise modified, supplemented or amended.

If you have not already submitted a proxy for use at the Cara virtual special meeting, you are urged to do so promptly. This Form 8-K does not affect the validity of any proxy card or voting instructions that Cara stockholders may have previously received or delivered. No action is required by any Cara stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.

Supplemental Disclosures

All page references are to pages in the proxy statement/prospectus. Where applicable, modified text is underlined and updates and supplements the information contained in the proxy statement/prospectus.

1.	The following disclosure replaces the first paragraph under the question titled “[w]ho will be the directors of Cara following the Merger?” on page 4 of the proxy statement/prospectus:

A: At the Effective Time, the board of directors of the combined company (Combined Company Board) will consist of seven directors and will be comprised of five members designated by Tvardi (Sujal Shah, Michael Wyzga, Wallace Hall, Shaheen Wirk and Imran Alibhai), one member designated by Cara (Susan Shiff) and one vacancy, to be designated by Tvardi if prior to the closing of the Merger or by the combined company if following the consummation of the Merger. The Combined Company Board will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of Nasdaq. All of Cara’s current directors other than Ms. Shiff are expected to resign from their positions as directors of Cara, effective upon the Effective Time. For a more complete description of the Combined Company Board, please see the section titled “Management Following the Merger” beginning on page 360 of this proxy statement/prospectus.

2.	The following disclosure replaces the first paragraph under the subsection titled “Directors of the Combined Company Following the Merger” on page 20 of the proxy statement/prospectus:

At the Effective Time, the combined company is expected to initially have a seven-member board of directors, comprised of five members designated by Tvardi (Sujal Shah, Michael Wyzga, Wallace Hall, Shaheen Wirk and Imran Alibhai), one member designated by Cara (Susan Shiff) and one vacancy, to be designated by Tvardi if prior to the closing of the Merger or by the combined company if following the consummation of the Merger, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal. If the one remaining director is not identified prior to the Effective Time, the Combined Company Board anticipates reducing the size of the Combined Company Board to six directors.

3.	The following new disclosure under a section titled “Legal Proceedings” is added to page 25 of the proxy statement/prospectus immediately after the section titled “Anticipated Accounting Treatment”:

Legal Proceedings

Two lawsuits were filed in the Supreme Court of the State of New York, County of New York on March 5 and March 6, 2025 by two purported stockholders of Cara in connection with the Merger. The lawsuits are captioned Joseph Clark v. Cara Therapeutics, Inc., et al., No. 651260/2025, or the Clark Complaint, and Michael Kent v. Cara Therapeutics, Inc., et al., No. 651272/2025, or the Kent Complaint, and together with the Clark Complaint, the Complaints. Each Complaint named as defendants Cara and the members of the Cara board of directors. The plaintiffs contended that the Form 424 prospectus filed on February 14, 2025, or the Form 424 Prospectus, omitted or misrepresented material information regarding the Merger, rendering the Form 424 Prospectus false and misleading.

Between December 18, 2024 and March 24, 2025, Cara received thirteen demands and three draft complaints from purported stockholders of Cara making substantially similar claims as in the Complaints regarding the disclosures in the proxy statement/prospectus related to the Merger.

Additional lawsuits may be filed against Cara, Merger Sub, Tvardi, and/or the Cara Board, and additional demands may be received in connection with the Merger and the proxy statement/prospectus. The defendants dispute the allegations in the shareholder demands and the Complaints.

4.	The following disclosure replaces the second paragraph under the risk factor titled “Cara and Tvardi equityholders will have a materially reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the closing of the Merger as compared to their current ownership and voting interest in the respective companies,” on page 30 of the proxy statement/prospectus:

Following the Closing, Sujal Shah will serve as Chairman and Imran Alibhai will serve as the Chief Executive Officer of Cara as the combined company. Additionally, following the closing, the Combined Company Board will consist of seven directors, and will be comprised of five members designated by Tvardi (Sujal Shah, Michael Wyzga, Wallace Hall, Shaheen Wirk and Imran Alibhai), one member designated by Cara (Susan Shiff) and one vacancy, to be designated by Tvardi if prior to the closing of the Merger or by the combined company if following the consummation of the Merger.

5.	The following disclosure replaces the first paragraph under the risk factor titled “[t]he combined company may become involved in securities litigation that could divert management’s attention and harm the combined company’s business and insurance coverage may not be sufficient to cover all costs and damages,” on page 31 of the proxy statement/prospectus:

In the past, securities class action or stockholder derivative litigation often follows certain significant business transactions, such as the sale of a business division or announcement of a merger. The combined company may become involved in this type of litigation in the future in connection with the Merger and the other Contemplated Transactions. As of March 24, 2025, two lawsuits were filed in the Supreme Court of the State of New York, County of New York on March 5 and March 6, 2025 by two purported stockholders of Cara in connection with the Merger. Each Complaint named as defendants Cara and the members of the Cara board of directors. The plaintiffs contended that the Form 424 prospectus filed on February 14, 2025, or the Form 424 Prospectus, omitted or misrepresented material information regarding the Merger, rendering the Form 424 Prospectus false and misleading. In addition, as of March 24, 2025, Cara has received thirteen demand letters and three draft complaints from purported stockholders relating to the proposed Merger, the Contemplated Transactions and the disclosures contained in this proxy statement/prospectus. Responding to these demands and litigation often is expensive and diverts management’s attention and resources, which could adversely affect the combined company’s business.

6.	The following disclosure replaces the first paragraph under the risk factor titled “[l]awsuits may be filed against Cara and the members of the Cara Board arising out of the Merger, which may delay or prevent the proposed merger.,” on page 37 of the proxy statement/prospectus:

Putative stockholder complaints, including stockholder class action complaints, and other complaints may be filed against Cara, the Cara Board, Tvardi, the Tvardi Board and others in connection with the transactions contemplated by the Merger Agreement. As of March 24, 2025, two lawsuits were filed in the Supreme Court of the State of New York, County of New York on March 5 and March 6, 2025 by two purported stockholders of Cara in connection with the Merger. Each Complaint named as defendants Cara and the members of the Cara board of directors. The plaintiffs contended that the Form 424 prospectus filed on February 14, 2025, or the Form 424 Prospectus, omitted or misrepresented material information regarding the Merger, rendering the Form 424 Prospectus false and misleading. In addition, as of March 24, 2025, Cara has received thirteen demand letters and three draft complaints from purported stockholders relating to the proposed Merger, the Contemplated Transactions and the disclosures contained in this proxy statement/prospectus. The outcome of litigation is uncertain, and Cara may not be successful in defending against any current or future claims. Lawsuits that may be filed against Cara, the Cara Board, Tvardi or the Tvardi Board could delay or prevent the merger, divert the attention of Cara’s management and employees from Cara’s day-to-day business and otherwise adversely affect Cara’s financial condition. Litigation may also impact Cara’s ability to consummate a potential strategic transaction or the ultimate value its stockholders receive in any such transaction.

7.	The following disclosure replaces under the subsection titled “Background of the Merger” the first full paragraph on page 152 of the proxy statement/prospectus:

At this same meeting, the Cara Board established a committee of the Cara Board comprised solely of independent directors for the purposes of reviewing and evaluating possible strategic transactions and alternatives that may be available to Cara (Transaction Committee). The Transaction Committee was empowered to review and evaluate possible strategic transactions and alternatives that may be available to Cara. In addition, the Transaction Committee was authorized and empowered to select and retain, in the Transaction Committee’s sole discretion and at Cara’s expense, consultants or advisors, including legal and financial advisors, to advise it with respect to any potential strategic transaction, including but not limited to Piper Sandler. The Transaction Committee was not formed to address any actual or perceived conflict of interest of any director or officer of Cara. Martin Vogelbaum and Jeffrey Ives, each of whom the Cara Board determined is an independent director, were designated as members of the Transaction Committee. The members of the Transaction Committee were not paid additional compensation in connection with their service on the Transaction Committee. The Cara Board did not condition the execution by Cara of a transaction on the affirmative recommendation of the Transaction Committee. Following this meeting of the Cara Board, members of the Transaction Committee met from time to time with representatives of Cara management and representatives of Piper Sandler to provide direction regarding the strategic review process. The Transaction Committee has not been disbanded as of the date of this proxy statement/prospectus.

8.	The following disclosure amends and supplements the subsection titled “Selected Public Companies Analysis” on pages 168 and 169 of the proxy statement/prospectus:

Selected Public Companies Analysis

Piper Sandler reviewed certain financial and other data for selected companies with publicly traded securities which Piper Sandler deemed to be comparable to Tvardi for purposes of this analysis (each, a Tvardi Public Company Comparable). The Tvardi Public Company Comparables were selected, among other reasons, because such companies (i) had (a) a lead asset focused on idiopathic pulmonary fibrosis (IPF), (b) a single clinical-stage asset in Phase 2 (ready or ongoing) for inflammation & immunology indication(s), or (c) a single clinical-stage asset in Phase 2 (ready or ongoing) for solid tumor indication(s) without a technology platform that could generate multiple assets and excluding cell therapies, (ii) had an asset in development for no more than three indications, and (iii) were U.S.-based or U.S.-exchange-listed companies. None of the Tvardi Public Company Comparables reviewed is identical to Tvardi, and certain of the Tvardi Public Company Comparables have financial and operating characteristics that are materially different from those of Tvardi.

The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the Tvardi Public Company Comparables as well as other factors that could affect the Tvardi Public Company Comparables differently from how they would affect Tvardi.

Set forth below are the Tvardi Public Company Comparables, including information with respect to each such company’s diluted market capitalization, enterprise value and development status:

Tvardi Public Company Comparables

($ in millions)

	Diluted			Enterprise	Development Status
Company	Market Cap[1]	Cash	Debt	Value[2]	Asset Name	Indication	Phase	Status

Selected Idiopathic Pulmonary Fibrosis (IPF) Companies
Pliant Therapeutics, Inc.	$848.0	$404.5	$30.0	$473.4	Bexotegrast	IPF	Phase 2b	Ongoing
Trevi Therapeutics, Inc.[3]	$542.1	$117.0	$0.0	$425.1	Haduvio	IPF	Phase 2b	Ongoing
Contineum Therapeutics, Inc.	$368.5	$213.9	$0.0	$154.6	PIPE-791	IPF	Phase 1b	Ongoing
Aileron Therapeutics Inc.	$71.9	$17.7	$0.0	$54.2	LTI-03	IPF	Phase 1b	Completed
Vicore Pharma Holding[4]	$168.1	$115.7	$0.0	$52.4	Buloxibutid	IPF	Phase 2b	Ongoing

Selected Inflammation and Immunology (I&I) Companies
Upstream Bio, Inc.[5]	$1,106.3	$489.4	$0.0	$616.9	Verekitug	Severe Asthma	Phase 2	Ongoing
Dianthus Therapeutics, Inc.	$860.7	$342.6	$0.0	$518.1	DNTH103	gMG	Phase 2	Ongoing
Tourmaline Bio, Inc.	$599.5	$314.4	$0.0	$285.1	Pacibekitug	Thyroid Eye Disease	Phase 2b	Ongoing

Selected Oncology (Solid Tumor) Companies
Leap Therapeutics, Inc.	$124.9	$62.8	$0.0	$62.1	DKN-01	Gastric Cancer	Phase 2	Ongoing
Protara Therapeutics, Inc.[6]	$216.7	$175.6	$0.0	$41.1	TARA-002	NMIBC	Phase 2	Ongoing
Black Diamond Therapeutics, Inc.	$149.4	$112.7	$0.0	$36.7	BDTX-1535	2L/3L NSCLC	Phase 2	Ongoing
PMV Pharmaceuticals, Inc.	$82.1	$197.9	$0.0	($115.8)	Rezatapopt	Advanced Solid Tumors	Phase 2	Ongoing

Selected Idiopathic Pulmonary Fibrosis (IPF) Companies

Maximum (n=5)	$848.0	$404.5	$30.0	$473.4
75th Percentile	$542.1	$213.9	$0.0	$425.1
Mean	$399.7	$173.8	$6.0	$232.0
Median	$368.5	$117.0	$0.0	$154.6
25th Percentile	$168.1	$115.7	$0.0	$54.2
Minimum	$71.9	$17.7	$0.0	$52.4

Selected Inflammation and Immunology (I&I) Companies

Maximum (n=3)	$1,106.3	$489.4	$0.0	$616.9
75th Percentile	$983.5	$416.0	$0.0	$567.5
Mean	$855.5	$382.1	$0.0	$473.4
Median	$860.7	$342.6	$0.0	$518.1
25th Percentile	$730.1	$328.5	$0.0	$401.6
Minimum	$599.5	$314.4	$0.0	$285.1

Selected Oncology (Solid Tumor) Companies

Maximum (n=4)	$216.7	$197.9	$0.0	$62.1
75th Percentile	$166.2	$181.2	$0.0	$46.4
Mean	$143.3	$137.3	$0.0	$6.0
Median	$137.2	$144.1	$0.0	$38.9
25th Percentile	$114.2	$100.2	$0.0	($1.4)
Minimum	$82.1	$62.8	$0.0	($115.8)

All Selected Companies

Maximum (n=12)	$1,106.3	$489.4	$30.0	$616.9
75th Percentile	$661.6	$321.4	$0.0	$437.2
Mean	$428.2	$213.7	$2.5	$217.0
Median	$292.6	$186.8	$0.0	$108.4
25th Percentile	$143.3	$115.0	$0.0	$49.6
Minimum	$71.9	$17.7	$0.0	($115.8)

Sources: Company filings, Evaluate, Capital IQ as of 12/16/24.

Note: IPF = idiopathic pulmonary fibrosis; gMG = generalized myasthenia gravis; 2L/3L NSCLC = 2nd line / 3rd line therapy for non-small cell lung cancer; NMIBC = non-muscle invasive bladder cancer.

1)	Calculated using TSM and taking into account outstanding in-the-money options, in-the-money warrants, restricted stock units, and other potentially dilutive securities.
2)	Diluted market cap plus net debt (book value of debt less cash and cash equivalents), plus preferred stock and minority interest, less short-term and long-term investments.
3)	Trevi cash and shares pro forma for $4.5M in net proceeds from 2023 ATM Sales Agreement activity between 09/30/24 and 10/31/24 and $47M in net proceeds from December 2024 public offering.
4)	Vicore cash and shares pro forma for $72.2M rights issuance offering in October 2024 and $9.2M directed share issue in October 2024, converted to USD as of 12/16/24.
5)	Upstream Bio cash pro forma for $268.7M in net proceeds from October 2024 initial public offering.
6)	Protara cash and shares pro forma for $94.1M in net proceeds from December 2024 public offering.

For each Tvardi Public Company Comparable set forth in the table above, Piper Sandler reviewed its current (i) diluted market capitalization, calculated as the aggregate value of such Tvardi Public Company Comparables outstanding equity securities (determined using the treasury stock method and taking into account any outstanding in-the-money options, in-the-money warrants, restricted stock units and other potentially dilutive securities), based on the closing stock price of its common stock as of December 16, 2024, and (ii) implied enterprise value. The implied enterprise values were calculated as diluted market capitalization, as described in the immediately preceding sentence, plus such Tvardi Public Company Comparables net debt (equal to the book value of such company’s debt less its cash and cash equivalents), plus its preferred stock and minority interests, and less its short-term and long-term investments, in each case, as of such company’s most recent reported quarter-end.

The immediately preceding table also indicates the maximum, 75th percentile, mean, median, 25th percentile and minimum diluted market capitalization and implied enterprise values of the Tvardi Public Company Comparable Companies, sorted by: Selected Idiopathic Pulmonary Fibrosis Companies, Selected Inflammation and Immunology Companies, Selected Oncology (Solid Tumor) Companies, and All Selected Companies.

For the Selected Public Companies Analysis, Piper Sandler calculated a range of implied equity values for Tvardi based on the range of implied enterprise values for the Tvardi Public Company Comparables and then adjusted for Tvardi’s net cash and cash equivalents of $6.6 million (as of November 30, 2024).

The resulting range of implied equity values for Tvardi is shown in the table below.

($ in millions)	Implied Equity Value of Tvardi
Maximum	$622.9
75th Percentile	$443.2
Mean	$223.0
Median	$114.4
25th Percentile	$55.6
Minimum	$(109.8)

9.	The following disclosure amends and supplements the subsection titled “Selected IPO Analysis” on pages 170 and 171 of the proxy statement/prospectus:

Piper Sandler reviewed certain financial data of U.S.-listed companies that completed an initial public offering (referred to as an IPO) of common stock since January 1, 2020 (each, a Tvardi IPO Comparable Company), which Piper Sandler judged to be comparable to Tvardi for purposes of this analysis. The Tvardi IPO Comparable Companies were selected, among other reasons, because, at the time of the IPO, such companies (i) had a single clinical-stage (non-oncology) asset with an ongoing Phase 2 trial or a completed Phase 1 trial or (B) were development stage companies (regardless of phase of development) with the lead asset targeting IPF. None of the Tvardi IPO Comparable Companies reviewed is identical to Tvardi, and certain of the Tvardi IPO Comparable Companies have financial and operating characteristics that are materially different from those of Tvardi.

The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the Tvardi IPO Comparable Companies, as well as other factors that could affect the Tvardi IPO Comparable Companies differently from how they would affect Tvardi.

Set forth below are the Tvardi IPO Comparable Companies, including information with respect to each such company’s IPO pricing date, diluted pre-money equity value, pre-IPO net cash, pre-money enterprise value and the indication, phase and status of each such company at the time of its IPO:

TVARDI IPO Comparable Companies

($ in millions)

		Diluted Pre-Money	Pre-IPO	Pre-Money	Company at IPO
Company	Pricing Date	Equity Value[1]	Net Cash	Enterprise Value[2]	Indication	Phase	Status

Single Clinical-Stage Asset (Non-Oncology) IPOs in Phase 2 Since 2020
Upstream Bio, Inc.	10/10/24	$693.0	$221.1	$471.9	Severe Asthma	Phase 2	Ongoing
HilleVax, Inc.	04/28/22	$449.8	$119.6	$330.3	Norovirus vaccine	Phase 2b	Planned
CinCor Pharma, Inc.	01/06/22	$418.4	$141.7	$276.7	Hypertension	Phase 2	Ongoing
Vera Therapeutics, Inc.	05/13/21	$195.7	$53.7	$142.1	IgAN	Phase 2b	Ongoing
Reneo Pharmaceuticals, Inc.	04/08/21	$303.6	$53.6	$250.0	PMM	Phase 2b	Ongoing
Spruce Biosciences, Inc.	10/08/20	$275.7	$76.1	$199.6	Classic CAH	Phase 2b	Ongoing
Graybug Vision, Inc.	09/24/20	$263.9	$17.5	$246.3	Wet AMD	Phase 2b	Ongoing
COMPASS Pathways plc	09/17/20	$530.8	$67.6	$463.2	TRD	Phase 2b	Ongoing
Athira Pharma, Inc.	09/17/20	$340.2	$85.2	$255.1	Alzheimer's disease	Phase 2/3	Ongoing
Lyra Therapeutics, Inc.	04/30/20	$150.8	$35.3	$115.5	Chronic rhinosinusitis	Phase 2	Ongoing
IMARA Inc.	03/11/20	$211.2	$46.1	$165.2	Sickle cell disease	Phase 2a	Ongoing

IPOs with Lead Asset Targeting Idiopathic Pulmonary Fibrosis (IPF) Since 2020
Contineum Therapeutics, Inc.	04/04/24	$319.2	$125.2	$194.0	IPF	Phase 1b	Planned
Galecto, Inc.	10/28/20	$310.1	$85.5	$224.6	IPF	Phase 2b	Ongoing
Pliant Therapeutics, Inc.	06/02/20	$422.8	$169.3	$253.5	IPF	Phase 2a	Ongoing

Single Clinical-Stage Asset (Non-Oncology) IPOs in Phase 2 Since 2020

Maximum (n=11)	$693.0	$221.1	$471.9
75th Percentile	$434.1	$102.4	$303.5
Mean	$348.5	$83.4	$265.1
Median	$303.6	$67.6	$250.0
25th Percentile	$237.5	$49.8	$182.4
Minimum	$150.8	$17.5	$115.5

IPOs with Lead Asset Targeting Idiopathic Pulmonary Fibrosis (IPF) Since 2020

Maximum (n=3)	$422.8	$169.3	$253.5
75th Percentile	$371.0	$147.2	$239.0
Mean	$350.7	$126.6	$224.0
Median	$319.2	$125.2	$224.6
25th Percentile	$314.6	$105.3	$209.3
Minimum	$310.1	$85.5	$194.0

All Selected Companies

Maximum (n=14)	$693.0	$221.1	$471.9
75th Percentile	$421.7	$123.8	$271.3
Mean	$348.9	$92.7	$256.3
Median	$314.6	$80.6	$248.2
25th Percentile	$266.8	$53.6	$195.4
Minimum	$150.8	$17.5	$115.5

Sources: Company filings, Evaluate, Capital IQ.

Note: TRD = Treatment-resistant depression, CAH = Congenital adrenal hyperplasia, PMM = Primary mitochondrial myopathies, IgAN = Immunoglobulin A nephropathy.

1)	Based on diluted outstanding shares outstanding (determined using TSM; taking into account outstanding in-the-money options, restricted stock units, performance stock units, and other potentially dilutive securities).
2)	Fully diluted pre-money equity value plus net debt (book value of debt less cash and cash equivalents), plus preferred stock and minority interest, less short-term and long-term investments.

For each Tvardi IPO Comparable Company, Piper Sandler reviewed (i) its implied diluted pre-money equity value, based on the offering price of such Tvardi IPO Comparable Company’s shares in its IPO and the number of such Tvardi IPO Comparable Company’s diluted shares outstanding prior to its IPO, excluding any shares being issued in such Tvardi IPO Comparable Company’s IPO (using the treasury stock method) (referred to herein as the Diluted Pre-Money Equity Value), and (ii) its implied diluted pre-money enterprise value, calculated as the Diluted Pre-Money Equity Value, plus net debt (calculated as the book value of such company’s debt less its cash and cash equivalents), plus any preferred stock and minority interests, and less any short-term and long-term investments, as reported in the effective registration statement of the IPO of each Tvardi IPO Comparable Company (referred to herein as the Diluted Pre-Money Enterprise Value).

The immediately preceding table also indicates the maximum, 75th percentile, mean, median, 25th percentile and minimum Diluted Pre-Money Equity Values and Diluted Pre-Money Enterprise Values of the Tvardi IPO Comparable Companies, sorted by: Single Clinical-Stage Asset (Non-Oncology) IPOs in Phase 2 since 2020, IPOs with Lead Asset Targeting Idiopathic Pulmonary Fibrosis since 2020, and All Selected Companies.

For the Selected IPO analysis, Piper Sandler calculated a range of implied equity values for Tvardi based on the range of the Diluted Pre-Money Enterprise Values for the Tvardi IPO Comparable Companies and then adjusted for Tvardi’s net cash and cash equivalents of $6.6 million (as of November 30, 2024).

The resulting range of implied equity values for Tvardi is shown in the table below.

($ in millions)	Implied Equity Value of Tvardi
Maximum	$477.9
75th Percentile	$277.3
Mean	$262.3
Median	$254.2
25th Percentile	$201.4
Minimum	$121.5

10.	The following disclosure replaces the second paragraph under the subsection titled “Composition of the Board of Directors Following the Merger” on page 362 of the proxy statement/prospectus:

Pursuant to the Merger Agreement, each of the directors and officers of Cara who will not continue as directors or officers of the combined company following the completion of the Merger shall resign immediately prior to the Effective Time. Following the completion of the Merger, the Combined Company Board anticipates that it will consist of seven directors and will be comprised of five members designated by Tvardi (Sujal Shah, Michael Wyzga, Wallace Hall, Shaheen Wirk and Imran Alibhai), one member designated by Cara (Susan Shiff) and one vacancy, to be designated by Tvardi if prior to the closing of the Merger or by the combined company if following the consummation of the Merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements regarding the anticipated completion and effects of the proposed Merger and the ability of the parties to consummate the Merger on the expected timeline or at all and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks, including those factors discussed in the risks relating to the Merger included in the Registration Statement, the completion of the Merger, including the need for stockholder approval and the satisfaction (or waiver) of closing conditions; and the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Cara’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Cara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed acquisition transaction between Cara and Tvardi. In connection with the proposed transaction, Cara has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a proxy statement/prospectus. Cara may also file other documents with the SEC regarding the proposed transaction. CARA URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARA, TVARDI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders are and will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Cara with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, stockholders are or will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Cara with the SEC by contacting Investor Relations by email at investor@caratherapeutics.com. Stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Cara and Tvardi, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Cara’s directors and executive officers, consisting of Helen M. Boudreau, Jeffrey L. Ives, Ph.D., Christopher Posner, Susan Shiff, Ph.D., Martin Vogelbaum, Lisa von Moltke, M.D., Ryan Maynard and Scott Terrillion, including a description of their interests in Cara, by security holdings or otherwise, can be found under the captions “Cara’s Executive and Director Compensation” and “Principal Stockholders of Cara” contained in the proxy statement/prospectus. To the extent that Cara’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the proxy statement/prospectus, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation, including the information about the directors and executive officers of Tvardi, and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the proxy statement/prospectus. Investors should read the registration statement, proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ Ryan Maynard
Ryan Maynard
Chief Financial Officer

Dated: March 24, 2025